UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Communications Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMUNICATIONS SYSTEMS, INC.
10900 Red Circle Drive
Minnetonka, Minnesota 55343

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 21, 2009

          Notice is hereby given that the Annual Meeting of Shareholders of Communications Systems, Inc. (the “Company”) will be held at the Company’s offices located at 10900 Red Circle Drive, Minnetonka, Minnesota, on Thursday, May 21, 2009 beginning at 10:00 a.m., Central Daylight Time, for the following purposes:

1.	To elect two (2) directors to hold office until the 2012 Annual Meeting of Shareholders or until their successors are elected.

2.

To consider and act upon a proposal to ratify and approve an amendment to the Company’s 1990 Employee Stock Purchase Plan to increase the total number of shares authorized to be issued under such plan by 100,000 shares to 500,000 shares.

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on March 27, 2009 as the record date for determination of shareholders entitled to notice of and to vote at the meeting.

          You may attend the meeting and vote in person, or you may vote by proxy. To assure your representation at the meeting, please sign, date and return your proxy in the enclosed envelope, whether or not you expect to attend in person. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors

David T. McGraw,
Secretary

Minnetonka, Minnesota
April 6, 2009

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:

Copies of this Notice, the Proxy Statement following this Notice and the Annual Report to Shareholders that is being mailed with this Notice are available at www. commsysinc.com/2009proxy/annualreport.pdf.

COMMUNICATIONS SYSTEMS, INC.

PROXY STATEMENT FOR MAY 21, 2009 ANNUAL MEETING OF SHAREHOLDERS

COMMUNICATIONS SYSTEMS, INC.

PROXY STATEMENT

GENERAL INFORMATION

Information Regarding the Annual Meeting

          This Proxy Statement is furnished to the shareholders of Communications Systems, Inc. (“CSI” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders that will be held at the Company’s offices at 10900 Red Circle Drive, Minnetonka, Minnesota, on Thursday, May 21, 2009, beginning at 10:00 a.m., Central Daylight Time, or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, email or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Solicitation and Revocation of Proxies

          Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a proxy by written request or in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters that properly come before the meeting require a vote of shareholders, the shares represented by the proxies will be voted by persons named as proxies in accordance with their judgment on such matters. The Company’s corporate offices are located at 10900 Red Circle Drive, Minnetonka, Minnesota, 55343, and its telephone number is (952) 996-1674. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 6, 2009.

Voting Securities and Record Date

          The total number of shares outstanding and entitled to vote at the meeting as of March 27, 2009 consisted of 8,345,481 shares of $.05 par value Common Stock. Only shareholders of record at the close of business on March 27, 2009 will be entitled to vote at the meeting. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

          Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining approval of the matter. For shares held in street name, if a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter, but they are counted as present for the purpose of determining the presence of a quorum.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

          Our Board of Directors is committed to sound and effective corporate governance practices. Our governance policies are consistent with applicable provisions of the rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the NASDAQ Stock Market (“NASDAQ”). We also periodically review our governance policies and practices in comparison to those suggested by authorities in corporate governance and the practices of other public companies.

          You can access our corporate governance charters and other related materials in the “Investor Resources” section of our website under “Corporate Governance” at http://www.commsystems.com or by writing to our Corporate Secretary at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343, or by sending an e-mail to our Corporate Secretary at DavidM@commsysinc.conm.

The Board, Board Committees and Meetings

          Meeting Attendance. Our Board of Directors meets regularly during the year to review matters affecting our Company and to act on matters requiring Board approval. Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. During 2008, the Board of Directors met six times. Each of our directors attended at least 75% of the meetings of the Board and committees on which he or she served, except for Mr. Roger H.D. Lacey who attended 60% of the meetings of the Board and Committees on which he served. All of our then serving directors attended our 2008 Annual Meeting of Shareholders.

          Board Committees. Our Board of Directors has established the following committees: Audit, Compensation, Governance and Nominating, Finance, Public Responsibility and Executive. Except as noted below, only members of the Board serve on these committees. Following is information about each committee.

          Audit Committee. The Audit Committee is responsible for the engagement, retention and replacement of the independent auditors, approval of transactions between the Company and a director or executive officer unrelated to service as a director or officer, approval of non-audit services provided by the Company’s independent auditor, oversight of the Company’s internal controls and the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters. The Deloitte Entities, the Company’s independent public accountants, report directly to the Audit Committee. The Audit Committee operates under a formal charter that was most recently amended in June 2008. Each of the members of the Audit Committee is independent as defined by SEC and NASDAQ listing standards. The current members of the Audit Committee are Edwin C. Freeman, Chair, Paul J. Anderson and Luella G. Goldberg and the Board of Directors has determined that Edwin C. Freeman qualifies as the Committee’s financial expert. The Audit Committee met five times during 2008. The report of the Audit Committee is found on page 17.

          Compensation Committee. The Compensation Committee is responsible for the overall compensation strategy and policies of the Company; reviews and approves the compensation and other terms of employment of the Company’s chief executive officer and other executive officers, subject to final Board approval; oversees the establishment of performance goals and objectives for the Company’s executive officers; administers the Company’s incentive compensation plans; considers the adoption of other or additional compensation plans; and, provides oversight and final determinations with respect to the Company’s 401(k) plan, employee stock ownership plan and other similar employee benefit plans. The Committee operates under a charter approved by the Board of Directors that was most recently amended in June 2008. The current members of the Compensation Committee are Gerald D. Pint, Chair, Edwin C. Freeman and Luella G. Goldberg. The Committee met twice in 2008. Further information regarding the Compensation Committee is provided at page 9 below.

          Governance and Nominating Committee. The Governance and Nominating Committee is responsible for reviewing the size and composition of the Board, identifying individuals qualified to become Board members, recommending to the Board of Directors nominees to be elected at the annual meeting of shareholders, reviewing the size and composition of the Board committees, facilitating Board self assessment and reviewing and advising regarding strategic direction and strategic management. The Committee operates under a charter approved by the Board that was last amended in June 2008. The current members of the Governance and Nominating Committee are Luella G. Goldberg, Roger H. D. Lacey, Gerald D. Pint and Paul J. Anderson. Each of the members of the Governance and Nominating Committee is independent under NASDAQ listing standards. The Committee met twice during 2008.

          Finance Committee. The Finance Committee is responsible for reviewing and approving the Company’s annual business plan and related operating budgets. The Finance Committee interfaces with the Compensation Committee with respect to implementing compensation policies that support the Company’s annual business plan. The Finance Committee is also responsible for overseeing and making recommendations about the financial operating policies and procedures relating to matters such as investment of excess cash, management of accounts receivable and inventory, purchases of capital equipment, travel, and employee benefits and perquisites. The current members of the Committee are directors Randall D. Sampson, Chair, Edwin C. Freeman, Curtis A. Sampson and Jeffrey K. Berg, as well as Paul N. Hanson, the former Chief Financial Officer of the Company. The Finance Committee met once in 2008.

          Public Responsibility Committee. The Public Responsibility Committee is responsible for guiding and directing charitable giving by the Company and its subsidiaries. In addition, as appropriate, the committee is responsible to review and provide recommendation regarding CSI policies related to corporate social responsibility and public policy issues of significance to CSI, or that may effect CSI’s business operation, performance, or corporate reputation. The current members of the Public Responsibility Committee are directors Jeffrey K. Berg, Luella G. Goldberg and Randall D. Sampson, as well as Karen Nesburg Blieck, the Company’s Vice President of Human Resources. The Public Responsibility Committee met once in 2008.

          Executive Committee. Pursuant to Company’s the bylaws, the Executive Committee has the authority to act on behalf of the Board of Directors and the Company with respect to matters requiring Board action that arise between meetings of the Board or otherwise as it has been authorized to act by the Board of Directors. The current members of the Committee are Jeffrey K. Berg, Edwin C. Freeman, Gerald D. Pint and Curtis A. Sampson. While members of the Executive Committee engaged in informal consultations during the year, this committee did not formally meet in 2008.

Director Independence

          The Board of Directors has adopted director independence guidelines that conform to the definitions of “independence” set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934 and listing standards of NASDAQ. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that each of the following directors qualifies as “independent” under NASDAQ listing standards: Paul J. Anderson, Edwin C. Freeman, Luella G. Goldberg, Roger H. D. Lacy and Gerald D. Pint. Directors Curtis A. Sampson, Randall D. Sampson and Jeffrey K. Berg are not independent under NASDAQ listing standards. Curtis A. Sampson does not qualify as independent because he is Chairman of the Company and also served as the Company’s Chief Executive Officer until June 2007; Jeffrey K. Berg does not qualify as independent because he is the Chief Executive Officer of the Company; and, Randall D. Sampson does not qualify as independent because he is an immediate family member (the son) of Curtis A. Sampson, the Chairman of the Board.

Selecting Nominees for Election to the Board

          The Governance and Nominating Committee is the standing committee responsible for recommending to the full Board of Directors the nominees for election as directors at our annual shareholder meetings. In making its recommendations, the Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board, and works with management in attracting candidates with those qualifications. In making its recommendations, the Committee considers, among other things, relevant experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, relationships and associations related to the Company’s business, personal health and a willingness to devote adequate time and effort to Board responsibilities, all in the context of an assessment of the perceived needs of the Company.

          Although we have never received a submission in the past, the Governance and Nominating Committee will consider qualified candidates for director that are submitted by our shareholders. Shareholders can submit qualified candidates, together with appropriate biographical information, to the Governance and Nominating Committee at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Submissions will be forwarded to the Governance and Nominating Committee for review and consideration. Any stockholder desiring to submit a director candidate for consideration at our 2010 Annual Meeting of shareholders must ensure that the submission is received by the Company no later than December 1, 2009 in order to provide adequate time for the Governance and Nominating Committee to properly consider the candidate. A shareholder wishing to formally nominate a director candidate should follow the procedure set forth below under the caption “Other Information — Shareholder Proposals for 2010 Annual Meeting —Shareholder Nominations.”

Director Compensation

          Compensation information paid to non-employee directors of the Company is set forth under the caption “Director Compensation” on page 14 herein.

Code of Ethics and Business Conduct

          We have a Code of Ethics and Business Conduct (the “Code”) applicable to all of the Company’s officers, directors, employees and consultants that establishes guidelines for professional and ethical conduct in the workplace. The Code also contains a special set of guidelines applicable to the Company’ senior financial officers, including the chief executive officer, principal financial officer, principal accounting` officer, and others involved in the preparation of the Company’s financial reports, that are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by the Company and compliance with laws, rules and regulations concerning such periodic reporting. A copy of the Code is available on the “Investor Resources” page of our website at http://www.commsystems.com/ under “Corporate Governance” and is also available, without charge, by writing to the Company’s Corporate Secretary at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

Contacting the Board of Directors

          Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual director at Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual director, as appropriate, depending on the facts and circumstances described in the communication received. By way of example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

PROPOSAL 1 - ELECTION OF DIRECTORS

          The size and structure of the Board of Directors presently consists of eight director positions, divided into three classes, with each class of directors serving staggered three-year terms. Upon the recommendation of the Governance and Nominating Committee, the Board of Directors has nominated and recommends that the Company’s shareholders elect, Jeffrey K. Berg and Roger H.D. Lacey, each of whom currently serves as a director, for three-year terms expiring in 2012. The term of director Paul J. Anderson also expires at the 2009 Annual Meeting and Mr. Anderson has advised the Board that he does not wish to stand for reelection at the expiration of his current term. Accordingly, in connection with action on director nominees at the Annual Meeting, shareholders will be asked to approve an amendment of the bylaws to reduce the size of the Board to seven directors pending the appointment or election of a director to fill the vacancy resulting from Mr. Anderson’s decision not to stand for re-election. The Board of Directors believes that each nominee will be able to serve as a director; however, should a nominee be unable to serve, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Governance and Nominating Committee may recommend and the Board of Directors may propose.

          Information regarding the nominees named above and other directors filling unexpired terms is set forth in the following table and footnotes that appear on the following page, including information regarding their principal occupations currently and for the preceding five years. Ownership of Common Stock of the Company is given as of March 27, 2009. To the best of the Company’s knowledge, unless otherwise indicated below, the persons indicated possess sole voting and investment power with respect to their stock ownership.

Name and Age	Principal Occupation And other Directorships	Director Since	Year Current Term Expires	Amount of Common Stock Ownership		Percent of Outstanding Common Stock
Nominees proposed for Election for Terms Expiring in 2012

Jeffrey K. Berg (67)	President and Chief Executive Officer of the Company since June 2007. President and Chief Operating Officer from March 2002 to June 2007; and, served the Company in various senior management positions for more than twelve years prior thereto.	2007	2009	631,634	(1)	7.57%
Roger H.D. Lacey (58)	Vice President, Corporate Strategy and Market Development for 3M Corporation since 2000; prior thereto served in various 3M executive or management positions since 1975. Member of The Conference Board – Council of Strategic Planning Executives.	2008	2009	3,000	(2)	*
Directors Serving Unexpired Terms

Gerald D. Pint (73)	Telecommunications consultant since September 1993. Prior thereto, Group Vice President, Telecom Systems Group, 3-M Company, 1989-1993.	1997	2010	31,000	(3)	*
Curtis A. Sampson (75)	Chairman of the Board of the Company. Owner and manager of cattle, horse and farming operations. Chairman of the Board, Canterbury Park Holding Corporation (thoroughbred racing and card club wagering).	1969	2010	1,736,959	(4)	20.81%
Edwin C. Freeman (53)	Vice President and General Manager, Bro-Tex, Inc. (paper and cloth wiper products, and fiber product recycler) since March 1992.	1988	2011	41,367	(5)	*
Luella G. Goldberg (72)	Trustee, University of Minnesota Foundation 1975-2008; currently, a Life Trustee. Trustee Emerita of Wellesley College since 1996. Member, Carlson School Board of Overseers, University of Minnesota, since 1979. Director, TCF Financial Corporation and Hormel Foods Corporation.	1997	2011	34,000	(6)	*
Randall D. Sampson (51)	Chief Executive Officer of Canterbury Park Holding Corporation (thoroughbred racing and card club wagering).	1999	2011	92,824	(7)	1.11%

* Indicates less than one percent ownership.

(1)

Includes 18,501 shares owned by Mr. Berg directly, 604,133 shares owned by the CSI Employee Stock Ownership Plan and Trust (“CSI ESOP”), of which Mr. Berg is a Trustee, and 9,000 shares which may be purchased pursuant to currently exercisable stock options. Mr. Berg disclaims any beneficial ownership of the shares owned by the CSI ESOP in excess of the 19,335 allocated to his CSI ESOP account as of December 31, 2008.

(2)	Includes 3,000 shares that may be purchased pursuant to currently exercisable stock options.
(3)	Includes 1,000 shares owned directly and 30,000 shares that may be purchased pursuant to currently exercisable stock options.
(4)

Includes 1,093,379 shares owned by Mr. Curtis A. Sampson directly, 16,323 shares owned by his spouse, as to which beneficial ownership is disclaimed, 10,624 shares held by the Sampson Family Foundation, a charitable foundation of which Mr. Sampson is the sole trustee, 12,500 shares which may be purchased within 60 days from the date hereof pursuant to outstanding stock options, and 604,133 shares owned by the Communications Systems, Inc. Employee Stock Ownership Plan (“CSI ESOP”) of which Mr. Sampson is a Trustee. Mr. Sampson disclaims any beneficial ownership of shares owned by the CSI ESOP in excess of the 39,010 shares allocated to his CSI ESOP account as of December 31, 2008. Mr. Curtis A. Sampson is the father of Mr. Randall D. Sampson.

(5)

Includes 9,267 shares owned by Mr. Freeman directly, 2,100 shares owned by his spouse, as to which beneficial ownership is disclaimed, and 30,000 shares that may be purchased pursuant to currently exercisable stock options.

(6)	Includes 4,000 shares owned directly and 30,000 shares that may be purchased pursuant to currently exercisable stock options.
(7)

Includes 37,524 shares owned by Mr. Randall Sampson directly, 28,300 shares owned by his children, and 27,000 shares that may be purchased pursuant to currently exercisable stock options. Mr. Randall D. Sampson is the son of Mr. Curtis A. Sampson.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Summary Ownership Table

          The following table sets forth sets forth certain information with respect to the Company’s Common Stock beneficially owned by: (i) each person known by the Company to own of record or beneficially five percent (5%) or more of the Company’s Common Stock, (ii) each Named Executive Officer listed under “Executive Compensation and Other Information,” and (iii) all officers and directors of the Company as a group, in each case based upon information available as of March 27, 2009 (unless otherwise noted). Stock ownership information for each of the Company’s directors is presented under “Proposal One: Election of Directors.”

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Curtis A. Sampson †	1,736,959	(1)	20.81%

John C. Ortman 1506 17th Street Lawrenceville, IL 62439	543,350		6.51%

Ira Albert 1304 SW 160th Avenue Fort Lauderdale, FL 33326	519,151	(2)	6.22%

Putnam, LLC One Post Office Square Boston, MA 02109	497,856	(3)	5.97%

Paul N. Hanson 213 South Main Street Hector, MN 55342	689,281	(4)	8.26%

Jeffrey K. Berg †	631,634	(5)	7.57%

Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	552,848	(6)	6.62%

Mario J. Gabelli One Corporate Center Rye, New York 10580	461,500	(7)	5.53%

David T. McGraw †	7,633	(8)	*

William Schultz †	5,537	(9)	*

All directors and executive officers as a group (13 persons)	2,185,729	(10)	26.19%

*	Indicates less than one percent ownership.
†	A Director and/or a Named Executive Officer of the Company.

(1)	See footnote 4 under “Proposal One: Election of Directors.”
(2)

The aggregate number of shares listed above includes 284,210 shares owned by Albert Investment Associates, L.P., 43,502 shares owned by Ira Albert personally, and 191,439 shares owned by accounts over which Ira Albert has discretionary voting and dispositive authority, as reported on the most recent Schedule 13G/A filed with the Securities and Exchange Commission on September 17, 2008.

(additional footnotes are presented on the following page)

(3)

The aggregate number of shares listed above are held by Putnam, LLC and Putnam Advisory Company, LLC, a wholly-owned subsidiary of Putnam, LLC, as reported on the most recent Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2003.

(4)

Includes 79,737 shares owned by Mr. Hanson directly, 1,411 shares owned by Mr. Hanson’s spouse, as to which beneficial ownership is disclaimed, 4,000 shares which may be purchased within 60 days from the date hereof pursuant to outstanding stock options, 604,133 shares owned by the CSI Employee Stock Ownership Plan and Trust (CSI ESOP”), of which Mr. Hanson is a Trustee. Mr. Hanson disclaims any beneficial ownership of shares owned by the CSI ESOP in excess of the 22,209 shares allocated to his CSI ESOP account as of December 31, 2008.

(5)	See footnote 1 under “Proposal 1: Election of Directors”.
(6)

The aggregate number of shares held by Dimensional Fund Advisors LP (“Dimensional”) is owned by four investment companies and certain other commingled group trusts and separate accounts. Dimensional possesses investment and/or voting power over the securities as reported on the most recent Schedule 13G filed with the Securities and Exchange Commission on February 9, 2009

(7)

The aggregate number of shares indicated include 160,000 by Gabelli Funds, LLC, 275,300 by GAMCO Assest Management, Inc., 16,200 by Teton Advisors, Inc. and 10,000 by Mario J. Gabelli. Mario J. Gabelli is deemed to have beneficial ownership of the securities owned by each of the foregoing persons according to the most recent Schedule 13D filed with the Securities ans Exchange Commission March 6, 2009.

(8)

Includes 579 shares owned by Mr. McGraw directly, 3,000 shares deemed outstanding under options that are currently, or within the next 60 days become, exercisable and 4,054 shares allocated to his CSI ESOP account.

(9)	Includes 2,000 shares deemed outstanding under options granted to Mr. Schultz that are currently, or within the next 60 days become, exercisable and 3,537 shares allocated to his CSI ESOP account.
(10)

Includes 1,312,740 shares owned by officers and directors as a group directly, 76,532 shares held by their respective spouses and children, 10,624 shares held by the Sampson Family Foundation, a charitable foundation of which Mr. Sampson is the sole trustee, 181,700 shares that may be purchased by directors and officers within sixty days from the date hereof pursuant to outstanding stock options, and 604,133 shares owned by the CSI Employee Stock Ownership Plan (ESOP). Messrs. Curtis A. Sampson, Jeffrey K. Berg and Paul N. Hanson serve as Trustees of the CSI ESOP; however, except for shares allocated to their respective accounts, Messrs. Berg, C. Sampson and P. Hanson disclaim beneficial ownership of the shares held by the ESOPs.

Section 16(a) Beneficial Ownership Reporting Compliance

          The Company’ officers, directors and beneficial holders of 10% or more of the Company’s securities are required to file reports of their beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. According to the Company’s records, all reports required to be filed during this period pursuant to Section 16(a) were timely filed, with the following exception. Roger H.D. Lacey was appointed as a director of the Company at a meeting of the Company’s Board of Directors held on July 2, 2008. A Form 3 regarding this matter was not timely filed. The Company, by agreement, has assumed the responsibility for filing this form on Mr. Lacey’s behalf and will cause it to be filed as soon as possible.

Performance Evaluation

The graph below compares the total cumulative stockholders’ return on the Company’s Common Stock for the period from the close of the NASDAQ Stock Market — U.S. Companies on December 31, 2003 to December 31, 2008, with the total cumulative return on the CRSP Total Return Index for the Nasdaq Stock Market-U.S. Companies (the “CRSP Index”) and the CRSP Index for Nasdaq Telecommunications Stocks (the “Peer Index”) over the same period. The index level for the graph and table was set to $100 on December 31, 2003 for the Common Stock, the CRSP Index and the Peer Index and assumes the reinvestment of all dividends.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Role of the Compensation Committee and the Board

          A primary responsibility of the Compensation Committee appointed by the Company’s Board of Directors is to review and approve or recommend for Board approval the compensation and other terms of employment of the Company’s Chief Executive Officer, other executive officers and other key employees. The Compensation Committee carries out its responsibilities pursuant to a written charter adopted by the Board. The Compensation Committee’s charter is available on the Company’s website, www.commsystems.com, by following the “Investor Resources” link to the “Corporate Governance” link under which there is a link to “Committee Composition and Committee Charters.”

          The charter of the Compensation Committee requires that the Committee consist of no fewer than two board members who are not employees of or consultants to the Company and otherwise independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. The charter also requires and, on an annual basis the Company’s Board of Directors determines, that each member of the Compensation Committee be:

•	“independent” as defined by NASDAQ;
•	a “non-employee director” under Section 16b-3 of the Securities Exchange Act of 1934, and
•	an “outside director” requirements of Section 162(m) of the Internal Revenue Code.

Under the Compensation Committee’s charter, the Committee has the authority to retain, at the Company’s expense, such independent counsel or other advisers as it deems necessary to carry out its responsibilities. Additional information regarding the primary responsibilities of the Compensation Committee and its current members is provided above under the caption “Corporate Governance and Board Matters – the Board, Board Committees and Meetings.”

          The Board retains the authority to modify compensation strategy and policies as it determines in its discretion, to give final approval to the compensation and other terms of employment of the Company’s Chief Executive Officer and Chief Financial Officer based upon the recommendation of the Compensation Committee, and to review and adopt, or modify the recommendation of, the Compensation Committee regarding the compensation of other Named Executive Officers, as well as other executives of the Company or its subsidiaries. Two of the three directors serving on the Compensation Committee also serve on the Board’s Governance and Nominating Committee, which also reviews the performance of the Company’s Chief Executive Officer, so that these individuals have the benefit of the Governance and Nominating Committee’s evaluation in setting the Chief Executive Officer’s compensation.

          In recommending to the Board the compensation of the Named Executive Officers and other executives, the Compensation Committee solicits the advice and recommendations from the Company’s CEO, CFO and Vice President for Human Resources regarding compensation to be paid to executives other than themselves. However, no executive officer of the Company has final authority with respect to determining the amount or form of compensation paid to any Named Executive Officer or other executives or non-employee directors, and the determination of compensation paid to the Named Executive Officers, other executives and to non-employee directors is entirely with the purview of the Compensation Committee and the Board of Directors as described above. In determining or recommending to the full Board compensation payable to the Named Executive Officers and other executives, the Compensation Committee also uses executive compensation surveys as one point of reference, along with others, in making a judgment as to whether cash compensation paid by the Company is competitive with compensation paid by companies of a similar size and in comparable industries. In addition, in connection with determining 2009 base salary compensation of the Named Executive Officers and other executives, the Compensation Committee was advised by W. J. Flynn & Associates, an independent consulting firm.

Compensation Philosophy and Overview of Executive Officer Compensation

          The Company’s philosophy with respect to the compensation of the Company’s executive officers is based upon the following objectives:

•	Establish compensation at levels that will attract, retain and motivate executives that possess superior leadership and management abilities; and
•	Structure the forms of compensation paid in order that their interests will be closely aligned with Company’s in achieving superior financial performance.

With these objectives in mind, total compensation paid to executive officers currently consists of the following material elements:

•	base salary,
•	eligibility for bonus compensation,
•	eligibility for long-term cash incentive compensation under the Company’s PUP Plan discussed below,
•	contributions to CSI’s Employee Stock Ownership Plan and matching contributions to CSI’s 401(k) Plan.

The Compensation Committee believes these forms of compensation provide an appropriate combination of fixed and variable pay and incentives for short term operational performance balanced with incentive to achieve long-term growth in the Company’s revenues and profitability.

Discussion of Elements of Executive Officer Compensation

          Base Salaries. Base salaries of the Company’s executive officers are generally established by reference to average base salaries paid to executives in similar positions with similar responsibilities. Base salaries are reviewed annually in December of each year and adjustments are made effective as of January 1 of the following year. In addition to seeking to offer compensation that is competitive, consideration is given by the Compensation Committee to both measurable financial factors, as well as subjective judgments regarding factors such as development and execution of strategic plans, changes in areas of responsibility, potential for assuming greater responsibility and the development and management of employees. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions.

          Short Term Incentive Plan. Following each year cash awards (“bonuses”) are paid based upon a plan that has been informally used for the last several years based on parameters set at the beginning of the year. These bonuses are intended to provide executive officers with an opportunity to receive additional cash compensation, but only if justified by superior financial performance. In 2008 the performance measures used to determine bonuses for each executive officer were revenues (weighted 25%), profits (weighted 65%), average age of receivables (weighted 5%) and inventory turns (weighted 5%). The bonuses paid to those officers leading the entire enterprise, rather than a specific business unit, including the Company’s Chief Executive Officer, and Chief Financial Officer (the “Corporate Officers”), were determined based on applying these performance measures to the Company’s consolidated performance. The bonus paid to business unit leaders was based on their respective business unit’s performance under each of these performance measures. The potential target amount of an executive officer’s bonus is a percentage of base pay ranging from 25% to 70%. Prior to the beginning of each year a target bonus opportunity is established for each executive officer, and, based on the Company’s budget, targets for revenue, profit, average age of receivables and inventory turns are established by the Committee in its discretion for each quarter and for the entire year. One half of each executive officer’s bonus is determined based upon how well actual quarterly results of the entire enterprise or the business unit, as applicable, in the four areas being measured compare to the quarterly targets for these performance measures, and one half of each executive officer’s bonus is determined based upon how well twelve month results of the entire enterprise or the business unit, as applicable, in the four areas being measured compare to the annual targets for these performance measures. Accordingly, at the end of each of the four quarters quarterly results are evaluated in comparison to targets under each of the four performance measures described above and bonuses are determined as follows: for Corporate Officers, a bonus is paid with respect to a performance measure if quarterly performance on a consolidated basis is at least 60% of the target for that performance measure, and for business unit leaders a bonus is paid with respect to a performance measure if quarterly performance of the business unit is at least 80% of the target for that performance measure. Similarly, following the end of the year, twelve month results are evaluated in comparison to annual targets under each of the four performance measures described above and bonuses are determined as follows: for Corporate Officers, a bonus is paid with respect to a performance measure if annual performance on a consolidated basis is at least 60% of the annual target for that performance measure, and for business unit leaders a bonus is paid with respect to a performance measure if annual performance of the business unit is at least 80% of the target for that performance measure. The bonus plan may be changed, suspended, or terminated at any time in the discretion of the Board of Directors.

          Long-term Incentive Compensation. The Company offers executive officers and management “the Participants” the opportunity to earn long-term cash incentive compensation under its Performance Unit Plan (PUP Plan) that was implemented January 1, 2004 and amended effective January 1, 2006 and January 1, 2008. Since 2004 the performance measure selected to reward superior long term performance under the PUP Plan had been return on total assets less cash and cash equivalents (“Return on Assets”) as this was regarded as an important measure of whether management is building shareholder value. In 2008 the PUP Plan was modified to include performance measurements of operating income growth and revenue growth for executives. The performance targets for managers remained Return on Assets. Annual target growth rates are set each year by the Committee prior to the start of the plan year. For executives 50% of the annual award is based on Return on Assets, 25% of the award on achievement of operating income growth and 25% of the award on achievement of revenue growth. Additionally the revenue growth target is a four year cumulative target. This part of the award is only earned if the compounded target is attained by the end of the four year period. Under the PUP Plan, Participants receive awards at the beginning of each even numbered year (e.g., 2006, 2008, etc.) that cover a four year performance period. The potential value of each award is determined based on the Participant’s position, and in each case the award represents the opportunity to earn cash incentive compensation if financial performance as measured by actual measurements is attained within a range of specified goals that the Committee regards as superior financial performance for each of the four years. Accordingly, each award includes an annual goal for each of the performance measurements for each Participant. Return on Assets, operating income growth and revenue growth are each calculated separately, with a minimum “threshold” of 80% achievement and a “maximum” of 150%. Each part of the award is then weighted 50% Return on Assets, 25% operating income growth and 25% revenue growth for executives or 100% Return on Assets for other managers. This achievement is calculated for each of the four years covered by the award. Under the PUP Plan, the executive officers earn the right to incentive compensation if these goals are achieved on a consolidated basis. Other Participants earn the right to receive incentive compensation based on both their respective business units achieving the performance goals for that unit (weighted 75%) and the consolidated enterprise (weighted 25%). Performance goals are set by the Committee in its discretion, and different goals are set for the entire enterprise and each business unit based on unique factors applicable to each. Annually, following the completion of the fiscal year, achievement of the performance goals is measured for each participant and to the extent actual performance falls within the range of goals applicable to that participant, the participant is deemed to have earned the level of compensation that corresponds to that level of achievement. However, payment of the amount earned during the first three years of the award is deferred to the end of the four year period of the award, and at the end of the four year period participating employees receive cash payments that were earned in each of the four years. Participating employees that resign before the termination of a four year performance period forfeit any entitlement to cash payments for that period.

          Retirement Plans. The Company has established an Employee Stock Ownership Plan and Trust (ESOP) and Savings Plan and Trust (401K Plan). Executive officers, including the Named Executive Officers, participate in the ESOP and 401K Plan on the same basis as all other employees of the Company. Under the ESOP, the Company makes contributions on an annual basis to the ESOP to enable it to purchase a block of Company Stock which is then allocated to all eligible employees based on their compensation as a percentage of total payroll. Under the 401K Plan, the Company matches 50% of each employee’s contribution to the 401k Plan up to the first 6% the employee may contribute as a percentage of his or her compensation.

          Other Compensation. The Company does not offer forms of compensation other than those described above. In particular the Company does not provide for personal benefits or perquisites (“perks”) as a significant element of compensation of the Named Executive Officers, in particular, or employees of the Company generally.

SUMMARY EXECUTIVE COMPENSATION TABLE

          The following table presents information regarding compensation earned in 2008 and 2007 for services in all capacities by (i) the Company’s Chief Executive Officer, and (ii) the two other most highly compensated executive officers of the Company in 2008 (together referred to as the “Named Executive Officers”).

Name and Current Position	Year	Salary ($)	Short Term Incentive Plan Awards ($)(1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Jeffrey K. Berg (4) President and Chief Executive Officer	2008 2007	347,769 293,134	261,124 153,468	282,365 95,478	13,443 13,395	904,701 555,475
David T. McGraw (5) Chief Financial Officer	2008 2007	221,808 190,731	130,831 87,208	93,484 44,047	13,631 13,288	459,754 335,274
William Schultz (6) General Manager, Transition Networks	2008 2007	164,304 132,622	107,082 31,992	75,518 17,436	12,446 9,227	359,350 191,277

(1)	Represents compensation earned in the year indicated under the short term incentive plan described above.
(2)

Represents amounts earned in 2008 and 2007 under the Company’s Long Term Incentive Compensation Plan described above for services performed in those years and accrued in the Company’s 2008 and 2007 financial statements.

(3)	See table on the following page.
(4)	Jeffrey K. Berg was the Company’s President and Chief Operating Officer until June 2007 when he became the Chief Executive Officer, while continuing as President.
(5)	David T. McGraw was the General Manager of Suttle from October 2002 to December, 2007, and assumed the position of Chief Financial Officer on January 1, 2008.
(6)	Mr. Schultz was the Vice President of Marketing from May 2000 to September 2007 of Transition Networks, when he was appointed Vice President and General Manager of Transition Networks.

          Other Compensation. The following table sets forth the elements of “Other Compensation” summarized in the table on the preceding page.

Name	Year	Contributions To Defined Contribution Plan(a)	Non-Elective Contribution to CSI Defined Contribution Plan(b)	Total
Jeffrey K. Berg	2008 2007	6,543 6,645	6,900 6,750	13,443 13,395
David T. McGraw	2008 2007	6,543 6,645	7,088 6,643	13,631 13,288
William Schultz	2008 2007	6,543 4,577	5,903 4,650	12,446 9,227

(a)	Represents the contribution for the Named Executive Officer to the Company’s Employee Stock Ownership Plan and Trust.
(b)	Represents the Company match of Named Executive Officer’s contribution to the CSI’s 401(k) Plan.

Outstanding Equity Awards at Fiscal Year-End

          The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officers at December 31, 2008. No stock options or other equity awards have been granted to the Named Executive Officers, or other employees generally, since December 2004.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) (1) Exercisable	Option Exercise Price ($) (2)	Option Expiration Date (3)
Jeffrey K. Berg	9,000	11.65	12/20/2009
David T. McGraw	3,000	11.65	12/20/2009
William Schultz	2,000	11.65	12/20/2009

(1)	At December 31, 2008 all stock options were fully exercisable.
(2)	Option price equal to fair market value on date of grant.
(3)	The expiration date of each option is five years following the date of grant.

DIRECTOR COMPENSATION

          Each non-employee member of the Board of Directors is currently paid a monthly fee of $1,000 plus $1,400 for each Board meeting attended and $1,200 for each Board Committee meeting attended in person and $500 for each Board or committee meeting attended by phone. In addition, the chairs of each of the standing committees of the Board (Ms. Goldberg; Messrs. Freeman, Pint and R. D. Sampson) receive an annual fee of $1,000, and Messrs. Freeman and Pint each receive a monthly retainer of $250 for serving on the Board’s Executive Committee.

          Under the Company’s Stock Plan, new non-employee directors receive an option to purchase 3,000 shares of the Company’s Common Stock upon their election to the Board, and, on the date of the Company’s annual shareholder’s meeting, each non-employee director standing for re-election or continuing in office receives an option to purchase 3,000 shares of the Company’s Common Stock. All such options granted to non-employee directors vest six months after the date of grant and are exercisable over a ten-year period. The purchase price of the shares of Common Stock which may be acquired upon exercise of such options is the fair market value of such shares on the date the options are granted.

          Jeffery K. Berg, the Company’s Chief Executive Officer, receives no additional compensation for his service on the Board.

          The following table presents for 2008, the cash and other compensation paid by us to each of the Company’s Board members other than Mr. Berg, whose compensation is reported in the Summary Executive Compensation Table above.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)

Paul J. Anderson	27,500	6,970	34,470

Edwin C. Freeman	38,150	6,970	45,120

Luella G. Goldberg	34,900	6,970	41,870

Roger H. D. Lacey	7,400	0	7,400

Gerald D. Pint	30,050	6,970	37,020

Curtis A. Sampson	12,200(3)	6,970	18,970

Randall D. Sampson	25,300	6,970	32,270

(1)	Represents cash retainer and meeting fees as described above.
(2)

Values expressed represent the actual compensation costs recognized by the Company during fiscal 2008 for equity awards granted in 2008 as determined pursuant to SFAS 123R utilizing the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008.

(3)

Mr. Curtis Sampson is the former Chief Executive Officer of the Company. In addition to the compensation reported in this table, from January 1 to May 21, 2008, Mr. Sampson received cash compensation of $59,837 as an employee of the Company for his services in support of the successor CEO, Jeffrey K. Berg. From May 21, 2008 to December 31, 2008, Mr. Sampson was paid the cash and option compensation reported in the table above for service as a director on the same basis as other non-employee directors, and a total of $87,442 for consulting services (representing an annual rate of $130,000). The agreement regarding consulting services by Mr. Sampson, that became effective on May 21, 2008, is subject to review and requires renewal on an annual basis beginning in May 2009.

PROPOSAL 2 – AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

Introduction

          The shareholders of the Company originally approved the Communications Systems, Inc. 1990 Employee Stock Purchase Plan (the “Purchase Plan”) on May 15, 1990. The purpose of the Purchase Plan is to encourage stock ownership by all employees of the Company and to provide incentive to employees to remain in employment, improve operations, increase profits and contribute more significantly to the Company’s success.

Proposed Amendment to Purchase Plan to Increase Authorized Shares

          The Purchase Plan originally authorized the issuance of 100,000 shares of common stock pursuant to options granted pursuant to its terms. The number of shares authorized for issuance was increased to 400,000 shares pursuant to approvals at annual shareholder meetings in 1995, 1998 and 2002 of amendments providing for successive 100,000 share increases in the number of authorized shares. At the end of 2008, pursuant to options granted under the Purchase Plan, the Company had issued 399,845 of the 400,000 shares authorized, and on December 30, 2008, the Board of Directors approved an amendment of the Purchase Plan, subject to the ratification and approval by the shareholders, to increase the total number of shares available under the Purchase Plan by 100,000 shares to a total of 500,000 shares. Further issuances of stock under the Purchase Plan can only be made if shareholder approval of this amendment is given.

          The Board of Directors believes that the Purchase Plan has provided material benefits to the Company and its employees and deems it prudent to increase the shares available for grant under the Purchase Plan by 100,000 shares to enable the continued grant of options and exercise of options pursuant to the terms and conditions of the Plan.

Summary of Terms of Stock Purchase Plan

          The Plan shall be administered by a Committee consisting of not less than three members who shall be appointed by the Board of Directors. Each member of such Committee must be a director, officer or an employee of the Company.

          The Plan commenced on September 1, 1990 and has been carried out in successive phases of one year each with each phase commencing on or about the first day of September in each year as determined by the Committee.

          Any employee, including an officer of the Company (other than Curtis Sampson who, as a 5% or more shareholder, is prohibited by law from participating) who as of the first day of the month immediately preceding the Commencement Date of a phase of the Plan, is customarily employed by the Company for more than 15 hours per week, shall be eligible to participate in the Plan.

          Eligible employees elect to participate in the Plan by completing payroll deduction authorization forms prior to the Commencement Date of any phase of the Plan. Payroll deductions are limited to 10% of a Participant’s base pay for the term of the phase of the Plan.

          As of the Commencement Date of any phase of the Plan, an eligible employee who elects to participate in the Plan is granted an option for as many full shares as he or she will be able to purchase pursuant to the payroll deduction procedure. The option price for employees who participate on the Commencement Date of any phase of the Plan is 95% of the shares on the Termination Date of that phase of the Plan.

          Exercise of the option occurs automatically on the Termination Date of the phase of the Plan, unless a Participant gives written notice prior to such date as to an election not to exercise. A Participant may, at any time during the term of the Plan, give notice that he or she does not wish to continue to participate, and all amounts withheld will be refunded with interest.

          The Company believes that the Plan is a “qualified” Plan under Section 423, Internal Revenue Code. Under the Internal Revenue Code, as amended to date, no income will result to a grantee of an option upon the granting or exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a Participant, will be reported according to the provisions of Section 423, Internal Revenue Code of 1954, as amended, and will be taxed in part as ordinary income and in part as capital gain.

          The Board of Directors may at any time amend the Plan, except that no amendment may make changes in options already granted which would adversely affect the rights of any Participant.

          A copy of the Purchase Plan will be provided to any shareholder upon written request submitted to:

          Corporate Secretary, Communications Systems Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

Registration with SEC

          The Company will file a Registration Statement covering the additional shares authorized for issuance under the Purchase Plan, as amended, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

Vote Required

          The affirmative vote of a majority of the outstanding shares of the Company’s common stock voting at the meeting in person or by proxy is required for approval of the proposed amendment to the Company’s Purchase Plan.

THE BOARD OF DIRECTORS’ RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT OF THE 1990 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE BY 100,000 SHARES THE NUMBER OF OPTIONS WHICH MAY BE GRANTED UNDER THE 1990 EMPLOYEE STOCK PURCHASE PLAN.

THE COMPANY’S AUDITORS

          Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) have been the auditors for the Company since 1982 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of the Deloitte Entities is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

          The following is a summary of the fees billed to the Company by the Deloitte Entities for professional services rendered for the fiscal years ended December 31, 2008 and December 31, 2007 The Audit Committee considered and discussed with the Deloitte Entities the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company’s auditor.

Fee Category	2008	2007
Audit Fees	$351,000	$349,000
Audit-Related Fees	28,000	25,000
Tax Fees	148,000	70,000
All Other Fees		13,700
Total Fees	$527,000	$457,700

          Audit Fees. This category consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in our quarterly reports.

          Audit-Related Fees. This category consists of fees billed for assurance and related services, such as the Company’s employee benefit plan audits, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not otherwise reported under “Audit Fees.”

          Tax Fees. This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions.

Audit Committee Pre-approval Policies and Procedures

          In addition to approving the engagement of the independent auditor to audit the Company’s consolidated financial statements, it is the policy of the Committee to approve all use of the Company’s independent auditor for non-audit services prior to any such engagement. To minimize relationships that could appear to impair the objectivity of the independent auditor, it is the policy of the Committee to restrict the non-audit services that may be provided to the Company by the Company’s independent auditor primarily to tax services and merger and acquisition due diligence and integration services and any other services that can clearly be designated as “non-audit” services, as defined by regulation.

AUDIT COMMITTEE REPORT

          The Audit Committee of the Board of Directors is responsible for independent, objective oversight of the Company’s financial accounting and reporting, by overseeing the system of internal controls established by management and monitoring the participation of management and the independent auditors in the financial reporting process. The Audit Committee is comprised of independent directors, and acts under a written charter. Each of the members of the current Audit Committee is independent as defined under applicable SEC rules and NASDAQ listing standards.

          The Audit Committee held five meetings in fiscal year 2008. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent accountants, the Deloitte Entities.

          During the meetings, the Audit Committee reviewed and discussed the Company’s financial statements with management and the Deloitte Entities. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with the Deloitte Entities also included the matters required by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS 89 and 90 (Audit Committee Communications).

          The Deloitte Entities provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and this information was discussed with The Deloitte Entities.

          Based on the discussions with management and the Deloitte Entities, the Audit Committee’s review of the representations of management and the report of the Deloitte Entities, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors

Edwin C. Freeman, Chair          Paul J. Anderson          Luella Gross Goldberg

THE PRECEDING REPORT SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) OR THE SECURITIES EXCHANGE ACT OF 1934 (THE “1934 ACT”), EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER THE 1933 ACT OR THE 1934 ACT.

OTHER INFORMATION

Contacting the Board of Directors

          Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual Director at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual Director, as appropriate, depending on the facts and circumstances outlined in the communication received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

Shareholder Proposals for 2010 Annual Meeting

          The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the Company, to present proposals for shareholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission’s proxy rules. The next annual meeting of the shareholders of Communications Systems, Inc. is expected to be held on or about May 20, 2010 and proxy materials in connection with that meeting are expected to be mailed on or about April 5, 2010. Shareholder proposals prepared in accordance with the Commission’s proxy rules to be included in the Company’s Proxy Statement must be received at the Company’s corporate office, 10900 Red Circle Drive, Minnetonka, Minnesota 55343, Attention: President, by December 30, 2009, in order to be considered for inclusion in the Board of Directors’ Proxy Statement and proxy card for the 2010 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

          The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

          Properly Brought Business. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder’s intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company’s Bylaws, which are available for inspection by shareholders at the Company’s principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company’s Bylaws.

          Shareholder Nominations. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company’s Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

Other Matters; Annual Report

          Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

          The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 2008. Shareholders may receive, without charge, a copy of the Company’s Annual Report on Form 10-K for fiscal 2008, as filed with the Securities and Exchange Commission, by writing to Secretary, Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

By Order of the Board of Directors,

David T. McGraw
Secretary

COMMUNICATIONS SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2009
10:00 a.m. Central Daylight Time

Communications Systems, Inc.
10900 Red Circle Drive
Minnetonka, Minnesota

COMMUNICATIONS SYSTEMS, INC.	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

The undersigned hereby appoints Curtis A. Sampson, Luella G. Goldberg and Gerald D. Pint, or any of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Communications Systems, Inc., to be held May 21, 2009, at 10:00 a.m. Central Daylight Time at the offices of Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

See reverse for voting instructions.

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1. Election of directors:	01 Jeffrey K. Berg 02 Roger H.D. Lacey	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED UNDER “ELECTION OF DIRECTORS” ABOVE.

Address Change? Mark Box ☐	Dated:_______________________________, 2009
Indicate changes below:

Signature(s) in Box
Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

COMMUNICATIONS SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2009
10:00 a.m. Central Daylight Time

Communications Systems, Inc.
10900 Red Circle Drive
Minnetonka, Minnesota

COMMUNICATIONS SYSTEMS, INC.	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2009

The undersigned hereby appoints Curtis A. Sampson, Luella G. Goldberg and Gerald D. Pint, or any of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Communications Systems, Inc., to be held May 21, 2009, at 10:00 a.m. Central Daylight Time at the offices of Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

PROXY FOR ESOP SHAREHOLDERS

As a beneficial owner of Communications Systems, Inc. common stock, you are entitled to give direction to the trustees of the CSI Employee Stock Ownership Plan & Trust regarding how to vote the number of shares you beneficially own with respect to the items listed below to be brought before the Board at the Annual Shareholders Meeting to be held Thursday, May 21, 2009.

See reverse for voting instructions.

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1. Election of directors:	01 Jeffrey K. Berg 02 Roger H.D. Lacey	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED UNDER “ELECTION OF DIRECTORS” ABOVE.

Address Change? Mark Box ☐	Dated:_______________________________, 2009
Indicate changes below:

Signature(s) in Box
Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.